EXHIBIT 99.3
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
On June 30, 2011, Cablevision Systems Corporation (“Cablevision”) and CSC Holdings, LLC (“CSC Holdings”) (collectively, the “Company”) completed the spin-off of AMC Networks, Inc. (“AMC Networks”) through a tax-free distribution to its stockholders (the “AMC Distribution”). The Company contributed to AMC Networks, the Company’s subsidiary that owns directly or indirectly all of the interests in four nationally distributed programming networks: AMC, WE tv, IFC and Sundance Channel, as well as AMC/Sundance Channel Global, IFC Entertainment, Rainbow Network Communications and certain other businesses, and then distributed the common stock of AMC Networks to Cablevision’s stockholders. The distribution by the Company of the common stock of AMC Networks to Cablevision stockholders was treated as a distribution in the form of a dividend at Cablevision’s historical cost. Subsequent to the AMC Distribution, the Company will no longer consolidate the financial results of AMC Networks for the purpose of its own financial reporting. After the date of the AMC Distribution, the historical financial results of AMC Networks will be reflected in the Company’s consolidated financial statements as discontinued operations for all periods presented through the AMC Distribution date, beginning with the financial statements to be filed for the quarter ended June 30, 2011.
The accompanying unaudited pro forma consolidated financial statements reflect certain known impacts of the AMC Distribution and the separation of AMC Networks from the Company. The unaudited pro forma consolidated financial statements have been prepared giving effect to the AMC Distribution as if this transaction had occurred as of January 1, 2008 for the unaudited pro forma consolidated statements of operations for the three months ended March 31, 2011 and 2010 and for the years ended December 31, 2010, 2009 and 2008 and as of March 31, 2011 for the unaudited pro forma condensed consolidated balance sheet.
The unaudited pro forma condensed consolidated balance sheets as of March 31, 2011 and the unaudited pro forma consolidated statements of operations for the three months ended March 31, 2011 and 2010 and the years ended December 31, 2010, 2009 and 2008 are based on the historical consolidated financial statements of Cablevision and CSC Holdings, and reflect certain assumptions that we believe are reasonable, given the information currently available. While such adjustments are subject to change, in management’s opinion, the pro forma adjustments have been developed on a reasonable and rational basis.
The Company has entered into various agreements with AMC Networks and certain of its subsidiaries in connection with transition services and a number of ongoing commercial relationships, including affiliation agreements covering the carriage of certain of AMC Networks’ programming networks by Cablevision’s Telecommunications Services segment.
These unaudited pro forma consolidated financial statements reflect all other adjustments that, in the opinion of management, are necessary to present fairly the pro forma consolidated results of operations and consolidated financial position of the Company as of and for the periods indicated. The unaudited pro forma consolidated financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the Company’s financial condition or results of operations would have been had AMC Networks operated historically as a company independent of Cablevision or if the AMC Distribution had occurred on the dates indicated. The unaudited pro forma consolidated financial information also should not be considered representative of the Company’s future consolidated financial condition or consolidated results of operations. The unaudited pro forma financial data should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto included in the Company’s Form 10-K for the year ended December 31, 2010 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011.

The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma consolidated balance sheets and the unaudited pro forma consolidated statements of operations:
Historical
This column reflects Cablevision’s and CSC Holdings’ respective historical consolidated financial position as of March 31, 2011 and respective historical consolidated results of operations for the three months ended March 31, 2011 and 2010 and for the years ended December 31, 2010, 2009 and 2008, prior to any adjustment for the AMC Distribution and the pro forma adjustments described under the headings “Distribution of AMC Networks” and “Adjustments Relating to AMC Distribution” discussed below.
Distribution of AMC Networks
This column reflects AMC Networks’ historical consolidated financial position as of March 31, 2011 and its historical consolidated results of operations for the three months ended March 31, 2011 and 2010 and each of the years ended December 31, 2010, 2009 and 2008, prior to the pro forma adjustments described under the heading “Adjustments Relating to AMC Distribution” below.
Adjustments Relating to AMC Distribution
This column represents pro forma adjustments for transactions between the Company and AMC Networks that were previously eliminated in consolidation and will no longer be eliminated subsequent to the AMC Distribution or that arise as a direct result of the AMC Distribution and are expected to have an ongoing effect. These adjustments are more fully described in the notes to the accompanying unaudited pro forma consolidated financial information.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2011

		Distribution of	Adjustments
		AMC	Relating to AMC
	Historical	Networks* (1)	Distribution*		Pro forma
		(dollars in thousands)
ASSETS

Current Assets:

Cash and cash equivalents	$610,025	$(84,073)	$4,600	(3)	$530,552
Restricted cash	1,188	(39)	—		1,149
Accounts receivable, trade (less allowance for doubtful accounts)	478,588	(223,908)	—		254,680
Prepaid expenses and other current assets	178,617	(44,663)	—		133,954
Amounts due from affiliates	5,486	(2,897)	16,725	(2)	19,314
Program rights, net	199,660	(199,660)	—		—
Deferred tax asset	189,853	(6,301)	(94,935)	(6)	88,617
Investment securities pledged as collateral	197,924	—	—		197,924

Total current assets	1,861,341	(561,541)	(73,610)		1,226,190

Property, plant and equipment, net of accumulated depreciation	3,326,968	(65,453)	—		3,261,515
Amounts due from affiliates	3,433	(3,433)	—		—
Investment securities pledged as collateral	333,003	—	—		333,003
Derivative contracts	3,559	—	—		3,559
Other assets	58,348	(14,204)	—		44,144
Program rights, net	696,030	(696,030)	—		—
Deferred tax asset	127	(43,123)	94,578	(6)	51,582
Deferred carriage fees, net	65,106	(65,106)	—		—
Affiliation, broadcast and other agreements, net of accumulated amortization	327,589	(327,589)	—		—
Other amortizable intangible assets, net of accumulated amortization	294,989	(17,515)	—		277,474
Indefinite-lived cable television franchises	1,240,228	—	—		1,240,228
Other indefinite-lived intangible assets	86,795	(19,900)	—		66,895
Goodwill	525,240	(83,173)	—		442,067
Deferred financing and other costs, net of accumulated amortization	140,152	(6,387)	—		133,765

	$8,962,908	$(1,903,454)	$20,968		$7,080,422

*	See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(CONTINUED)
MARCH 31, 2011

			Adjustments
		Distribution of AMC	Relating to AMC
	Historical	Networks*(1)	Distribution*		Pro forma
	(dollars in thousands)
LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

Current Liabilities:
Accounts payable	$523,797	$(54,009)	$—		$469,788
Accrued liabilities	605,233	(55,708)	900	(4)	550,425
Amounts due to affiliate	27,106	—	22,137	(2)	49,243
Deferred revenue	80,090	(15,844)	—		64,246
Program rights obligations	127,344	(127,240)	—		104
Liabilities under derivative contracts	46,050	—	—		46,050
Credit facility debt	304,659	(50,000)	—		254,659
Collateralized indebtedness	125,410	—	—		125,410
Capital lease obligations	5,329	(3,838)	—		1,491
Senior notes	325,796	—	—		325,796

Total current liabilities	2,170,814	(306,639)	23,037		1,887,212

Deferred revenue	10,373	(93)	—		10,280
Program rights obligations	430,401	(430,401)	—		—
Liabilities under derivative contracts	173,364	—	—		173,364
Other liabilities	300,895	(88,746)	58,251	(4)	270,400
Credit facility debt	6,150,231	(362,500)	(1,020,000)	(5)	4,767,731
Collateralized indebtedness	273,315	—	—		273,315
Capital lease obligations	44,738	(15,360)	—		29,378
Senior notes and debentures	5,547,023	(299,619)	—		5,247,404
Senior subordinated notes	324,134	(324,134)	—		—

Total liabilities	15,425,288	(1,827,492)	(938,712)		12,659,084

Redeemable noncontrolling interests	14,330	—	—		14,330

Commitments and contingencies

Total stockholders’ deficiency	(6,478,554)	(75,962)	(5,412)	(2)	(5,594,836)
			965,092	(7)
Noncontrolling interest	1,844	—	—		1,844

Total deficiency	(6,476,710)	(75,962)	959,680		(5,592,992)

	$8,962,908	$(1,903,454)	$20,968		$7,080,422

*	See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2011

		Distribution of	Adjustments
		AMC	Relating to AMC
	Historical	Networks* (1)	Distribution*		Pro forma
		(dollars in thousands)
ASSETS

Current Assets:

Cash and cash equivalents	$609,174	$(84,073)	$4,600	(3)	$529,701
Restricted cash	1,188	(39)	—		1,149
Accounts receivable, trade (less allowance for doubtful accounts)	478,588	(223,908)	—		254,680
Prepaid expenses and other current assets	174,166	(44,663)	—		129,503
Amounts due from affiliates	514,294	(2,897)	16,725	(2)	528,122
Program rights, net	199,660	(199,660)	—		—
Deferred tax asset	173,880	(6,301)	(94,935)	(6)	72,644
Investment securities pledged as collateral	197,924	—	—		197,924

Total current assets	2,348,874	(561,541)	(73,610)		1,713,723

Property, plant and equipment, net of accumulated depreciation	3,326,968	(65,453)	—		3,261,515
Amounts due from affiliates	3,433	(3,433)	—		—
Investment securities pledged as collateral	333,003	—	—		333,003
Derivative contracts	3,559	—	—		3,559
Other assets	58,348	(14,204)	—		44,144
Program rights, net	696,030	(696,030)	—		—
Deferred tax asset	—	(43,123)	43,123	(6)	—
Deferred carriage fees, net	65,106	(65,106)	—		—
Affiliation, broadcast and other agreements, net of accumulated amortization	327,589	(327,589)	—		—
Other amortizable intangible assets, net of accumulated amortization	294,989	(17,515)	—		277,474
Indefinite-lived cable television franchises	1,240,228	—	—		1,240,228
Other indefinite-lived intangible assets	86,795	(19,900)	—		66,895
Goodwill	525,240	(83,173)	—		442,067
Deferred financing and other costs, net of accumulated amortization	99,308	(6,387)	—		92,921

	$9,409,470	$(1,903,454)	$(30,487)		$7,475,529

*	See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(CONTINUED)
MARCH 31, 2011

			Adjustments
		Distribution of AMC	Relating to AMC
	Historical	Networks*(1)	Distribution*		Pro forma
		(dollars in thousands)
LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

Current Liabilities:
Accounts payable	$523,797	$(54,009)	$—		$469,788
Accrued liabilities	550,795	(55,708)	900	(4)	495,987
Amounts due to affiliate	27,000	—	22,137	(2)	49,137
Deferred revenue	80,090	(15,844)	—		64,246
Program rights obligations	127,344	(127,240)	—		104
Liabilities under derivative contracts	46,050	—	—		46,050
Credit facility debt	304,659	(50,000)	—		254,659
Collateralized indebtedness	125,410	—	—		125,410
Capital lease obligations	5,329	(3,838)	—		1,491
Senior notes	325,796	—	—		325,796

Total current liabilities	2,116,270	(306,639)	23,037		1,832,668

Deferred revenue	10,373	(93)	—		10,280
Program rights obligations	430,401	(430,401)	—		—
Liabilities under derivative contracts	173,364	—	—		173,364
Other liabilities	299,671	(88,746)	58,251	(4)	269,176
Deferred tax liability	492,527	—	(45,200)	(6)	447,327
Credit facility debt	6,150,231	(362,500)	(1,020,000)	(5)	4,767,731
Collateralized indebtedness	273,315	—	—		273,315
Capital lease obligations	44,738	(15,360)	—		29,378
Senior notes and debentures	3,381,028	(299,619)	—		3,081,409
Senior subordinated notes	324,134	(324,134)	—		—

Total liabilities	13,696,052	(1,827,492)	(983,912)		10,884,648

Redeemable noncontrolling interests	14,330	—	—		14,330

Commitments and contingencies

Total stockholders’ deficiency	(4,302,756)	(75,962)	(5,412)	(2)	(3,425,293)
			958,837	(7)

Noncontrolling interest	1,844	—	—		1,844

Total deficiency	(4,300,912)	(75,962)	953,425		(3,423,449)

	$9,409,470	$(1,903,454)	$(30,487)		$7,475,529

*	See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets.

Note A — Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets as of March 31, 2011 (dollars in thousands)
(1)	Distribution of AMC Networks. As a result of the AMC Distribution, AMC Networks will be distributed to Cablevision’s stockholders. These adjustments reflect the elimination of the historical assets and liabilities (excluding intercompany balances between the Company and AMC Networks) of AMC Networks from the Company’s consolidated balance sheet as of March 31, 2011 in the form of a dividend to stockholders at book value.

(2)	Intercompany balances with AMC Networks. Adjustments include historical intercompany balances between the Company’s subsidiaries and AMC Networks that prior to the AMC Distribution were eliminated in consolidation and which, as a result of the AMC Distribution, would no longer be eliminated in consolidation.

(3)	Cash and cash equivalents. Adjustments include: (i) the receipt of payment from AMC Networks for the unfunded portion of its employees’ participant accounts (net of assets held in a trust) in the Company’s cash balance pension plan of approximately $4,000, (ii) the receipt of approximately $6,900 from AMC Networks representing the payment of outstanding stock appreciation rights and long-term incentive plan liabilities relating to corporate employees that were previously allocated to AMC Networks that will be paid by AMC Networks to the Company in connection with distribution, and (iii) the payment of approximately $6,300 by the Company to AMC Networks for the historical contributions (net of benefits paid) made by AMC Networks on behalf of its employees in the Company’s unqualified excess cash balance pension plan and excess 401(k) savings plan.

(4)	Other liabilities. Represents (i) an increase of $57,451 for liabilities relating to uncertain tax positions that were recorded by AMC Networks but will be an obligation of Cablevision pursuant to the tax disaffiliation agreement between Cablevision and AMC Networks, (ii) an increase of approximately $6,900 representing outstanding stock appreciation rights and long-term incentive plan liabilities relating to corporate employees that were previously allocated to AMC Networks that will remain as a liability of the Company until settlement, however a payment will be received from AMC Networks in connection with the AMC Distribution, (iii) an increase of approximately $1,500 in the projected benefit obligation of the Company’s cash balance pension plan as a result of the remeasurement of AMC Networks’ employees who will remain in the Plan but will no longer receive future service credits but will be eligible to receive their account balance, (iv) a decrease of approximately $3,400 in the liability resulting from the transfer to AMC Networks from the Company of AMC Networks’ employees’ participant accounts in the Company’s excess cash balance pension plan, and (v) a decrease in the liability of approximately $3,300 resulting from the transfer to AMC Networks from the Company of AMC Networks’ employees’ participant accounts in the Company’s excess 401(k) savings plan.

(5)	Credit facility debt. Adjustment represents the approximately $1,020,000 of outstanding borrowings under the Company’s revolving and extended revolving loan facilities that will be satisfied and discharged with a portion of the debt to be issued by AMC Networks to the Company in connection with the AMC Distribution. At the date of the AMC Distribution, the new AMC Networks debt will be used to satisfy and discharge approximately $1,250,000 of outstanding borrowings under the Company’s revolving and extended revolving loan facilities.

(6)	Tax adjustments. Represents (i) the elimination of deferred tax assets of AMC Networks, (ii) an adjustment resulting from the remeasurement of the remaining deferred tax assets of the Company to reflect the estimated applicable effective corporate income tax rate adjusted to exclude the state apportionment factors of AMC Networks, (iii) a reclassification of a portion of the current deferred tax asset for projected net operating loss utilization to noncurrent deferred tax asset and (iv) an increase in the deferred tax asset relating to the historical recognition of share-based compensation expense for employees of the Company that was allocated to AMC Networks.

(7)	Stockholders’ deficiency. Adjustments include (i) a decrease of approximately $1,020,000 representing a portion of the debt to be issued by AMC Networks in connection with the AMC Distribution that will be used to satisfy and discharge the outstanding borrowings under the Company’s revolving and extended revolving loan facilities, (ii) a decrease relating to the contribution to the Company by AMC Networks for the unfunded portion of its employees’ participant accounts (net of assets held in a trust) in the Company’s cash balance pension plan of approximately $4,000, and (iii) a decrease of approximately $400 related to accumulated other comprehensive loss. These decreases were offset by an increase in stockholders’ deficiency of approximately $57,808 (for Cablevision) and $64,063 (for CSC Holdings) as a result of the tax adjustments discussed in (6) above, and approximately $1,500 from the increase in the projected benefit obligation of the Company’s cash balance pension plan discussed in (4) above.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011

		Distribution	Adjustments
		of AMC	Relating to
		Networks*	AMC
	Historical	(8)	Distribution*		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$1,921,554	$(272,903)	$6,473	(9)	$1,655,124

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	822,466	(90,411)	6,090	(9)	738,145
Selling, general and administrative	453,114	(86,921)	383	(9)	374,594
			8,018	(10)
Restructuring expense	137	34	—		171
Depreciation and amortization (including impairments)	270,109	(24,926)	—		245,183

	1,545,826	(202,224)	14,491		1,358,093

Operating income	375,728	(70,679)	(8,018)		297,031

Other income (expense):
Interest expense	(209,507)	18,350	—		(191,157)
Interest income	530	(457)	—		73
Gain on sale of programming interests, net	161	(161)	—		—
Gain on investments, net	59,072	—	—		59,072
Loss on equity derivative contracts, net	(40,058)	—	—		(40,058)
Loss on interest rate swap contracts, net	(4,189)	—	—		(4,189)
Miscellaneous, net	289	(72)	—		217

	(193,702)	17,660	—		(176,042)

Income from continuing operations before income taxes	182,026	(53,019)	(8,018)		120,989
Income tax expense	(77,982)	23,201	1,734	(11)	(53,047)

Income from continuing operations after income taxes	104,044	(29,818)	(6,284)		67,942
Net loss attributable to noncontrolling interests	21	—	—		21

Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$104,065	$(29,818)	$(6,284)		$67,963

Basic income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.37				$0.24

Basic weighted average common shares (in thousands)	282,123				282,123

Diluted income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.36				$0.23

Basic weighted average common shares (in thousands)	291,221				291,221

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2010

		Distribution	Adjustments
		of AMC	Relating to
		Networks*	AMC
	Historical	(8)	Distribution*		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$1,752,401	$(248,372)	$5,762	(9)	$1,509,791

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	737,596	(82,425)	5,525	(9)	660,696
Selling, general and administrative	418,048	(78,444)	244	(9)	355,176
			15,328	(10)
Restructuring expense (credits)	(209)	212	—		3
Depreciation and amortization (including impairments)	241,893	(26,690)	—		215,203

	1,397,328	(187,347)	21,097		1,231,078

Operating income	355,073	(61,025)	(15,335)		278,713

Other income (expense):
Interest expense	(183,301)	19,666	—		(163,635)
Interest income	641	(550)	—		91
Gain on sale of programming interests, net	102	(102)	—		—
Gain on investments, net	42,292	—	—		42,292
Loss on equity derivative contracts, net	(35,033)	—	—		(35,033)
Loss on interest rate swap contracts, net	(35,109)	—	—		(35,109)
Miscellaneous, net	373	(26)	—		347

	(210,035)	18,988	—		(191,047)

Income from continuing operations before income taxes	145,038	(42,037)	(15,335)		87,666
Income tax expense	(66,728)	17,948	5,405	(11)	(43,375)

Income from continuing operations after income taxes	78,310	(24,089)	(9,930)		44,291

Net income attributable to noncontrolling interests	(28)	—	—		(28)

Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$78,282	$(24,089)	$(9,930)		$44,263

Basic income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.27				$0.15

Basic weighted average common shares (in thousands)	293,884				293,884

Diluted income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.26				$0.14

Basic weighted average common shares (in thousands)	302,826				302,826

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

		Distribution	Adjustments
		of AMC	Relating to
		Networks*	AMC
	Historical	(8)	Distribution*		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$7,231,249	$(1,078,300)	$24,626	(9)	$6,177,575

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	3,007,883	(366,093)	21,960	(9)	2,663,750
Selling, general and administrative	1,703,173	(328,134)	2,632	(9)	1,440,731
			63,060	(10)
Restructuring credits	(2,276)	2,218	—		(58)
Depreciation and amortization (including impairments)	993,547	(106,455)	—		887,092

	5,702,327	(798,464)	87,652		4,991,515

Operating income	1,528,922	(279,836)	(63,026)		1,186,060

Other income (expense):
Interest expense	(787,093)	75,800	—		(711,293)
Interest income	2,930	(2,388)	—		542
Gain on sale of programming and affiliate interests, net	2,518	(467)	—		2,051
Gain on investments, net	109,810	—	—		109,810
Loss on equity derivative contracts, net	(72,044)	—	—		(72,044)
Loss on interest rate swap contracts, net	(85,013)	—	—		(85,013)
Loss on extinguishment of debt and write-off of deferred financing costs	(110,049)	—	—		(110,049)
Miscellaneous, net	1,288	162	—		1,450

	(937,653)	73,107	—		(864,546)

Income from continuing operations before income taxes	591,269	(206,729)	(63,026)		321,514
Income tax expense	(225,550)	88,264	21,510	(11)	(115,776)

Income from continuing operations after income taxes	365,719	(118,465)	(41,516)		205,738
Net income attributable to noncontrolling interests	(649)	—	—		(649)

Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$365,070	$(118,465)	$(41,516)		$205,089

Basic income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$1.25				$0.70

Basic weighted average common shares (in thousands)	293,165				293,165

Diluted income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$1.21				$0.68

Basic weighted average common shares (in thousands)	301,880				301,880

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

		Distribution	Adjustments
		of AMC	Relating to
		Networks*	AMC
	Historical	(8)	Distribution*		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$6,847,301	$(973,656)	$26,429	(9)	$5,900,074

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,818,468	(310,360)	24,736	(9)	2,532,844
Selling, general and administrative	1,643,731	(313,900)	1,646	(9)	1,389,525
			58,048	(10)
Restructuring expense	10,728	(5,146)	—		5,582
Depreciation and amortization (including impairments)	1,022,912	(106,504)	—		916,408

	5,495,839	(735,910)	84,430		4,844,359

Operating income	1,351,462	(237,746)	(58,001)		1,055,715

Other income (expense):
Interest expense	(749,735)	76,543	—		(673,192)
Interest income	4,214	(836)	—		3,378
Gain (loss) on sale of programming and affiliate interests, net	2,130	(2,130)	—		—
Loss on investments, net	(981)	4	—		(977)
Gain on equity derivative contracts, net	631	—	—		631
Loss on interest rate swap contracts, net	(78,868)	3,237	—		(75,631)
Loss on extinguishment of debt and write-off of deferred financing costs	(73,457)	—	—		(73,457)
Miscellaneous, net	734	(192)	—		542

	(895,332)	76,626	—		(818,706)

Income from continuing operations before income taxes	456,130	(161,120)	(58,001)		237,009
Income tax expense	(206,669)	71,292	22,009	(11)	(113,368)

Income from continuing operations after income taxes	249,461	(89,828)	(35,992)		123,641
Net loss attributable to noncontrolling interests	273	—	—		273

Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$249,734	$(89,828)	$(35,992)		$123,914

Basic income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.86				$0.42

Basic weighted average common shares (in thousands)	291,759				291,759

Diluted income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.84				$0.42

Basic weighted average common shares (in thousands)	298,444				298,444

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

		Distribution	Adjustments
		of AMC	Relating to
		Networks*	AMC
	Historical	(8)	Distribution*		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$6,319,852	$(902,362)	$63,309	(9)	$5,480,799

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,645,831	(316,205)	61,766	(9)	2,391,392
Selling, general and administrative	1,504,862	(307,637)	1,530	(9)	1,252,828
			54,073	(10)
Restructuring expense	49,883	(46,834)	—		3,049
Depreciation and amortization (including impairments)	1,441,532	(108,431)	—		1,333,101

	5,642,108	(779,107)	117,369		4,980,370

Operating income	677,744	(123,255)	(54,060)		500,429

Other income (expense):
Interest expense	(793,656)	98,650	—		(695,006)
Interest income	8,863	(1,582)	—		7,281
Gain on sale of programming and affiliate interests, net	805	(805)	—		—
Loss on investments, net	(136,414)	103,238	—		(33,176)
Gain on equity derivative contracts, net	118,219	(66,447)	—		51,772
Loss on interest rate swap contracts, net	(205,683)	2,843	—		(202,840)
Loss on extinguishment of debt and write-off of deferred financing costs	(2,424)	2,424	—		—
Miscellaneous, net	1,264	(379)	—		885

	(1,009,026)	137,942	—		(871,084)

Loss from continuing operations before income taxes	(331,282)	14,687	(54,060)		(370,655)
Income tax benefit	88,944	4,021	20,239	(11)	113,204

Loss from continuing operations after income taxes	(242,338)	18,708	(33,821)		(257,451)
Net loss attributable to noncontrolling interests	8,108	—	—		8,108

Loss from continuing operations attributable to Cablevision Systems Corporation shareholders	$(234,230)	$18,708	$(33,821)		$(249,343)

Basic and diluted loss per share:
Loss from continuing operations attributable to Cablevision Systems Corporation shareholders	$(0.81)				$(0.86)

Basic weighted average common shares (in thousands)	290,286				290,286

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011

		Distribution	Adjustments
		of AMC	Relating to
		Networks*	AMC
	Historical	(8)	Distribution*		Pro forma
	(dollars in thousands)
Revenues, net	$1,921,554	$(272,903)	$6,473	(9)	$1,655,124

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	822,466	(90,411)	6,090	(9)	738,145
Selling, general and administrative	453,114	(86,921)	383	(9)	374,594
			8,018	(10)
Restructuring expense	137	34	—		171
Depreciation and amortization (including impairments)	270,109	(24,926)	—		245,183

	1,545,826	(202,224)	14,491		1,358,093

Operating income	375,728	(70,679)	(8,018)		297,031

Other income (expense):
Interest expense	(163,690)	18,350	—		(145,340)
Interest income	15,292	(457)	—		14,835
Gain on sale of programming interests, net	161	(161)	—		—
Gain on investments, net	59,072	—	—		59,072
Loss on equity derivative contracts, net	(40,058)	—	—		(40,058)
Loss on interest rate swap contracts, net	(4,189)	—	—		(4,189)
Miscellaneous, net	289	(72)	—		217

	(133,123)	17,660	—		(115,463)

Income from continuing operations before income taxes	242,605	(53,019)	(8,018)		181,568
Income tax expense	(102,569)	23,201	1,389	(11)	(77,979)

Income from continuing operations after income taxes	140,036	(29,818)	(6,629)		103,589
Net loss attributable to noncontrolling interests	21	—	—		21

Income from continuing operations attributable to CSC Holdings, LLC sole member	$140,057	$(29,818)	$(6,629)		$103,610

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2010

		Distribution	Adjustments
		of AMC	Relating to
		Networks*	AMC
	Historical	(8)	Distribution*		Pro forma
	(dollars in thousands)
Revenues, net	$1,752,401	$(248,372)	$5,762	(9)	$1,509,791

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	737,596	(82,425)	5,525	(9)	660,696
Selling, general and administrative	418,048	(78,444)	244	(9)	355,176
			15,328	(10)
Restructuring expense (credits)	(209)	212	—		3
Depreciation and amortization (including impairments)	241,893	(26,690)	—		215,203

	1,397,328	(187,347)	21,097		1,231,078

Operating income	355,073	(61,025)	(15,335)		278,713

Other income (expense):
Interest expense	(142,535)	19,666	—		(122,869)
Interest income	16,337	(550)	—		15,787
Gain on sale of programming interests, net	102	(102)	—		—
Gain on investments, net	42,292	—	—		42,292
Loss on equity derivative contracts, net	(35,033)	—	—		(35,033)
Loss on interest rate swap contracts, net	(35,109)	—	—		(35,109)
Miscellaneous, net	373	(26)	—		347

	(153,573)	18,988	—		(134,585)

Income from continuing operations before income taxes	201,500	(42,037)	(15,335)		144,128
Income tax expense	(86,515)	17,948	5,151	(11)	(63,416)

Income from continuing operations after income taxes	114,985	(24,089)	(10,184)		80,712

Net income attributable to noncontrolling interests	(28)	—	—		(28)

Income from continuing operations attributable to CSC Holdings, LLC sole member	$114,957	$(24,089)	$(10,184)		$80,684

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

		Distribution	Adjustments
		of AMC	Relating to
		Networks*	AMC
	Historical	(8)	Distribution*		Pro forma
	(dollars in thousands)
Revenues, net	$7,231,249	$(1,078,300)	$24,626	(9)	$6,177,575

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	3,007,883	(366,093)	21,960	(9)	2,663,750
Selling, general and administrative	1,703,173	(328,134)	2,632	(9)	1,440,731
			63,060	(10)
Restructuring credits	(2,276)	2,218	—		(58)
Depreciation and amortization (including impairments)	993,547	(106,455)	—		887,092

	5,702,327	(798,464)	87,652		4,991,515

Operating income	1,528,922	(279,836)	(63,026)		1,186,060

Other income (expense):
Interest expense	(607,010)	75,800	—		(531,210)
Interest income	63,260	(2,388)	—		60,872
Gain on sale of programming and affiliate interests, net	2,518	(467)	—		2,051
Gain on investments, net	109,810	—	—		109,810
Loss on equity derivative contracts, net	(72,044)	—	—		(72,044)
Loss on interest rate swap contracts, net	(85,013)	—	—		(85,013)
Miscellaneous, net	1,274	162	—		1,436

	(587,205)	73,107	—		(514,098)

Income from continuing operations before income taxes	941,717	(206,729)	(63,026)		671,962
Income tax expense	(362,669)	88,264	19,512	(11)	(254,893)

Income from continuing operations after income taxes	579,048	(118,465)	(43,514)		417,069
Net income attributable to noncontrolling interests	(649)	—	—		(649)

Income from continuing operations attributable to CSC Holdings, LLC sole member	$578,399	$(118,465)	$(43,514)		$416,420

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

		Distribution	Adjustments
		of AMC	Relating to
		Networks*	AMC
	Historical	(8)	Distribution*		Pro forma
	(dollars in thousands)
Revenues, net	$6,847,301	$(973,656)	$26,429	(9)	$5,900,074

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,818,468	(310,360)	24,736	(9)	2,532,844
Selling, general and administrative	1,643,731	(313,900)	1,646	(9)	1,389,525
			58,048	(10)
Restructuring expense	10,728	(5,146)	—		5,582
Depreciation and amortization (including impairments)	1,022,912	(106,504)	—		916,408

	5,495,839	(735,910)	84,430		4,844,359

Operating income	1,351,462	(237,746)	(58,001)		1,055,715

Other income (expense):
Interest expense	(635,615)	76,543	—		(559,072)
Interest income	66,236	(836)	—		65,400
Gain (loss) on sale of programming and affiliate interests, net	2,130	(2,130)	—		—
Loss on investments, net	(981)	4	—		(977)
Gain on equity derivative contracts, net	631	—	—		631
Loss on interest rate swap contracts, net	(78,868)	3,237	—		(75,631)
Loss on extinguishment of debt and write-off of deferred financing costs	(72,870)	—	—		(72,870)
Miscellaneous, net	734	(192)	—		542

	(718,603)	76,626	—		(641,977)

Income from continuing operations before income taxes	632,859	(161,120)	(58,001)		413,738
Income tax expense	(277,747)	71,292	21,885	(11)	(184,570)

Income from continuing operations after income taxes	355,112	(89,828)	(36,116)		229,168
Net loss attributable to noncontrolling interests	273	—	—		273

Income from continuing operations attributable to CSC Holdings, LLC sole member	$355,385	$(89,828)	$(36,116)		$229,441

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

		Distribution	Adjustments
		of AMC	Relating to
		Networks*	AMC
	Historical	(8)	Distribution*		Pro forma
	(dollars in thousands)
Revenues, net	$6,319,852	$(902,362)	$63,309	(9)	$5,480,799

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,645,831	(316,205)	61,766	(9)	2,391,392
Selling, general and administrative	1,504,862	(307,637)	1,530	(9)	1,252,828
			54,073	(10)
Restructuring expense	49,883	(46,834)	—		3,049
Depreciation and amortization (including impairments)	1,441,532	(108,431)	—		1,333,101

	5,642,108	(779,107)	117,369		4,980,370

Operating income	677,744	(123,255)	(54,060)		500,429

Other income (expense):
Interest expense	(667,782)	98,650	—		(569,132)
Interest income	34,427	(1,582)	—		32,845
Gain on sale of programming and affiliate interests, net	805	(805)	—		—
Loss on investments, net	(136,414)	103,238	—		(33,176)
Gain on equity derivative contracts, net	118,219	(66,447)	—		51,772
Loss on interest rate swap contracts, net	(205,683)	2,843	—		(202,840)
Loss on extinguishment of debt and write-off of deferred financing costs	(2,424)	2,424	—		—
Miscellaneous, net	1,260	(379)	—		881

	(857,592)	137,942	—		(719,650)

Loss from continuing operations before income taxes	(179,848)	14,687	(54,060)		(219,221)
Income tax benefit	29,299	4,021	20,375	(11)	53,695

Loss from continuing operations after income taxes	(150,549)	18,708	(33,685)		(165,526)
Net loss attributable to noncontrolling interests	8,108	—	—		8,108

Loss from continuing operations attributable to CSC Holdings, LLC sole member	$(142,441)	$18,708	$(33,685)		$(157,418)

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

Note B — Notes to Unaudited Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2011 and 2010 and for the Years Ended December 31, 2010, 2009 and 2008 (dollars in thousands)

(8)	Distribution of AMC Networks. Represents the condensed consolidated statements of operations of AMC Networks and subsidiaries for the three months ended March 31, 2011 and 2010 and for the years ended December 31, 2010, 2009 and 2008, respectively.

(9)	Transactions with AMC Networks. Adjustments include (i) normal recurring intercompany transactions between the Company’s subsidiaries and AMC Networks that prior to the AMC Distribution were eliminated in consolidation (primarily revenues recognized by AMC Networks, including VOOM HD for the period January 1, 2008 through January 2009, from the sale of programming to the Company’s Telecommunications Services segment and an equivalent amount of programming expense recognized by the Company’s Telecommunications Services segment) which as a result of the AMC Distribution would no longer be eliminated in consolidation.

(10)	Selling, general and administrative expense. Represents the actual corporate overhead and costs related to corporate employees’ participation in long-term incentive plans and employee stock-based compensations plans historically allocated to AMC Networks that would remain with the Company after the AMC Distribution. This adjustment includes the elimination of the management fee charged to certain subsidiaries of AMC Networks by the Company, which was recorded by the Company as a contra-expense and which will no longer be charged to AMC Networks after the AMC Distribution. In addition, for the three months ended March 31, 2011 and the year ended December 31, 2010, the adjustment includes the reclassification to discontinued operations of $8,021 and $1,466, respectively, of transactions costs related to the AMC Distribution.

(11)	Income tax benefit (expense). Represents the (i) income tax benefit (expense) impact related to the pro forma adjustments discussed above, and (ii) an adjustment related to the impact of the AMC Distribution on the Company’s effective income tax rate.